SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 2000




                           UNITED VENTURES GROUP, INC.
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       (Exact Name of Registrant as Specified in its Charter Post-Merger)


                         ADVANCED CEILING SUPPLIES CORP.
                         -------------------------------
                     (Prior name of corporation pre-merger)

                 Colorado                  0-27773                     84-1516192
      ------------------------           -----------         ------------------------------
    (State or Other Jurisdiction        (Commission                   (IRS Employer
    of Incorporation pre-merger)         File No.)           Identification No. pre-merger)


                 Delaware                                               65-0675444
      ------------------------                                        -------------
(State or Other Jurisdiction of                                       (IRS Employer
   Incorporation post-merger)                                Identification No. post-merger)


131 West 35th Street, New York, NY                                      10001
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(Address of principal executive office                               (Zip Code)


        Registrant's telephone number, including area code (212) 736-0880


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
         ---------------------------------

         On April 7, 2000, the Registrant completed a merger with United Ventures Group, Inc. ("UVGI"). The transaction was consummated pursuant to a Share Purchase Agreement (the "Agreement") that was entered into by and among United Ventures Group, Inc., a Delaware corporation, Advanced Ceiling Supplies Corp., a Colorado corporation (the "Registrant"), and certain shareholders of Advanced Ceiling Supplies Corp. on April 3, 2000. Pursuant to the Agreement, UVGI acquired 660 shares of common stock of the Registrant for $163.69 per share, which constituted 98.2% of the issued and outstanding common stock of the Registrant. UVGI purchased the remaining 12 shares of common stock of the Registrant at $163.69 per share from certain other shareholders of the Registrant pursuant to various Sale Agreements dated April 6, 2000. UVGI incurred an additional $90,000 in closing costs pursuant to this Agreement and issued 400,000 shares of its capital stock as additional consideration for their purchase of shares of common stock of the Registrant. The Registrant was subsequently merged with and into UVGI and the Registrant's name was changed to United Ventures Group, Inc. The source of cash consideration for the merger was from working capital of UVGI.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

         Upon the consummation of the transaction described in Item 1, the Registrant acquired the business and operations of UVGI. UVGI was incorporated in May 1996 under the name Travelnet International, Corp. UVGI manufactures, designs and distributes a wide assortment of 14 karat gold earrings, charms, bracelets and rings in the United States, some of which are accented with colored gem stones. UVGI offers its customers a large selection of jewelry styles, consistent product quality and prompt delivery of product orders. Its customers include mass merchandisers such as JC Penny and Sears, discount stores, home shopping networks such as QVC, warehouse clubs such as Jan Bell and jewelry wholesalers and distributors. In fiscal 1997 and 1998, UVGI generated sales from approximately 100 customers. Its five largest customers, on an aggregated basis, accounted for approximately 60% and 53% of net sales, respectively. UVGI currently offers over 1000 styles of gold charms, earrings, bracelets and rings, with the majority of its products retailing between $50 and $300. Its products are intended to appeal to consumers who are value conscious as well as fashion conscious.

         UVGI maintains an in-house design staff to create new designs for its products and to work closely with its senior officers and marketing personnel to develop new products meeting the needs of its customers. UVGI updates its product catalogue each year by adding new designs and eliminating less popular styles.

         Substantially all of its jewelry is manufactured by UVGI at its plant in New York City. UVGI believes it has appropriate equipment and facilities at its plant for gold casting, gold stamping and tool manufacturing and, therefore, the ability to finish the production of a product
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commencing  with its  design in under  four  weeks.  This  enables it to rapidly produce customer samples embodying new fashion trends.

         UVGI markets and sells its jewelry primarily through its in-house sales force from its showroom in its New York City facility, through direct presentations at customer's locations and through the use of catalogues and trade show exhibitions.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

                  None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.


ITEM 5.    OTHER EVENTS

                  None.


ITEM 6.  RESIGNATION AND APPOINTMENT OF DIRECTORS

         The following directors of the Registrant were appointed simultaneously with the consummation of the transaction described in Item 1 herein.

         Isaac Nussen became a director of the Registrant on April 7, 2000. He has served as President, CEO and a director of UVGI since November 1998. Since 1993 he also served in the same positions for Jarnow Corporation, a subsidiary of UVGI. He is responsible for the marketing and sales of the Registrant. Mr. Nussen served as an executive officer other jewelry manufacturing companies for over 25 years.

         George Weisz (a.k.a. Ghidale Weisz) became a director of the Registrant on April 7, 2000. George Weisz has served as Chief Operating Officer, Vice President and Secretary of UVGI since November 1998. Since 1993 he also served in the same positions for Jarnow Corporation. He is responsible for day to day operations the Registrant, including development and manufacturing. Mr. Weisz served as an executive officer of other jewelry manufacturing companies for over 25 years.


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         Eric J. Rothschild became a director of the Registrant on April 7,
2000. He previously served as a director of UVGI since November 1998. For the past five years, and prior thereto, he has been a self-employed physician and a member of Orangeburg Orthopedic Associates.

         Israel Braun became a director of the Registrant on April 7, 2000. He previously served as a director of UVGI since November 1998. Since 1990, he has served as the President of American Computer Forms, Inc., a distributor of stationery and computer paper.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  FINANCIALS:

                        7(a)        Report of Independent Auditors

                                    Consolidated Balance Sheet of the Company for the year ended December 31, 1999.

                                    Consolidated Statement of Operations for years ended December 31, 1998 and 1999.

                                    Consolidated Statements of Cash Flows for years ended December 31, 1998 and 1999.

                                    Notes to these financial statements.

                        7(b)        Pro Forma Financial Data Introduction

                                    Unaudited  Pro  Forma  Consolidated  Balance
                                    Sheet as of March 31, 2000.

                                    Unaudited Pro Forma Consolidated Statement of Operations as of March 31, 2000.

                                    Notes to these Financial Statements.
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                  EXHIBITS:

                     Exhibit
                     No.                                      Description
                     ---                                      -----------

                        *10.1 Share Purchase Agreement dated April 3, 2000, by and among UVGI, Advanced Ceiling and the shareholders of Advanced Ceiling.

                        *10.2       Plan of Merger dated April 7, 2000.

                        *10.3 Form of Acceptance and Sale Agreement dated April 3, 2000.

                        27.1        Financial Data Schedule

                        99.1        Financials


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              * Previously filed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2000

                                                     UNITED VENTURES GROUP, INC.


                                                      By: /s/ Isaac Nussen
                                                         --------------------
                                                         President